SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                          ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

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[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                                  Surrey, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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


                                  SURREY, INC.

                              13110 Trails End Road
                              Leander, Texas 78641

                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2000

                           --------------------------


TO THE SHAREHOLDERS OF SURREY, INC.

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Surrey, Inc., a Texas corporation, will be held on Tuesday, May 2, 2000 at 9:00 a.m., at River Place Country Club, 4207 River Place Blvd., Austin, Texas, 78730 for the following purposes:

         1. To elect five (5) directors to serve for the ensuing year or until their earlier resignation or removal.

         2. To approve and adopt the 2000 Long-Term Incentive Plan, as set forth in the enclosed Proxy Statement.

         3. To approve and adopt the Amendment to the 1997 Non-Employee Directors' Stock Option Plan, as set forth in the enclosed Proxy Statement.

         4. To ratify the appointment of Grant Thornton, LLP as independent auditors for the fiscal year 2000.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

                  Only shareholders of record at the close of business on March 17, 2000 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                  EACH OF YOU IS INVITED AND URGED TO ATTEND THE ANNUAL MEETING IN PERSON IF POSSIBLE. WHETHER OR NOT YOU ARE ABLE TO ATTEND IN PERSON, YOU ARE REQUESTED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE ENCLOSED FOR YOUR CONVENIENCE.


                                      By Order of the Board of Directors

                                      Mark J. van der Hagen
                                      Vice President-Finance and Chief Financial
                                      Officer

March 27, 2000

                                  SURREY, INC.

                              13110 Trails End Road
                              Leander, Texas 78641

                                 PROXY STATEMENT

                       For Annual Meeting of shareholders
                             to be held May 2, 2000


                             SOLICITATION OF PROXIES

GENERAL

            The enclosed proxy is solicited by and on behalf of the Board of Directors of Surrey, Inc. (the "Company") for use at the Annual Meeting of shareholders on Tuesday, May 2, 2000 at 9:00 a.m., at the River Place Country Club, 4207 River Place Blvd., Austin, Texas, 78730, and any adjournment or postponement thereof. The approximate date on which this Proxy Statement and form of proxy will first be sent or given to shareholders is March 31, 2000.

RECORD DATE

            Only shareholders of record at the close of business on March 17 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Each share so held entitles the holder to one vote upon each matter to be voted upon. On March 27, 1999, the Company had outstanding 2,472,727 shares of common stock. A quorum, consisting of a majority of the outstanding shares of the common stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

REVOCABILITY OR PROXIES

            Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the secretary of the Company at the Company's principal executive office located at 13110 Trails End Road, Leander, Texas 78641, (b) giving another written proxy bearing a later date, or
(c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

VOTING AND SOLICITATION

            All shares represented by proxies which have been properly executed and filed with the secretary of the Company prior to or at the meeting will be voted at the meeting. Where a specification is made by the shareholder as provided in the form of proxy, the shares will be voted in accordance with such specification. If no specification is made, the shares will be voted (i) FOR the election of all of the nominees for director named in this Proxy Statement; (ii) FOR approval and adoption of the 2000 Long-Term Incentive Plan; (iii) FOR the approval and adoption of the

Amendment to the 1997 Non-Employee Directors' Stock Option Plan; and (iv) FOR the ratification of the appointment of Grant Thornton, LLP as independent auditors for the fiscal year 2000.

            Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspectors of Election appointed for the meeting and will also determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.

            The expense of the solicitation of proxies for this Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally by certain of the Company's directors, officers and regular employees, without additional compensation.


                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

GENERAL

            The property, affairs and business of the Company are managed under the direction of the Board of Directors. A board of five (5) directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five (5) nominees named below, all of whom are presently directors of the Company. The term of office for each person elected as a director will continue until the next Annual Meeting of the shareholders and until a successor shall have been elected and qualified, or until such director is removed or resigns. All of the nominees named below are presently directors of the Company and have served continuously since the year indicated. All nominees have indicated a willingness to serve if elected.

            All shares represented by proxies which have been properly executed and returned will be voted for the election of all of the nominees named below, unless other instructions are indicated thereon. In the event any one or more of such nominees should for any reason be unable to serve as a director, it is intended that the enclosed proxy will be voted for such person or persons as may be selected in accordance with the best judgment of the proxy holders named therein.

NOMINEES

            The names of the nominees, all of whom are currently serving as directors of the Company, and certain information about them are set forth below:

   NOMINEE                   AGE   POSITION                       DIRECTOR SINCE
   -----------------------   ---   -----------------------------  --------------

   John B. van der Hagen     67    Chairman of the Board and CEO       1981
   Martin J. van der Hagen   37    President and Director              1997
   Mary van der Hagen        59    Secretary and Director              1981
   Bruce A. Masucci          39    Director                            1997
   G. Thomas MacIntosh       61    Director                            1997

VOTE REQUIRED

            If a quorum is present and voting, directors are elected by a majority of the votes cast for the election of directors at the Annual Meeting.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.


                             INFORMATION CONCERNING
                             DIRECTORS AND NOMINEES

DIRECTORS AND NOMINEES

            The following discussion sets forth certain information for at least the last five years with respect to the directors and nominees of the Company. The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. Directors of the Company hold office until the next annual meeting of shareholders or until their successors have been duly elected and qualified.

         JOHN B. VAN DER HAGEN is a co-founder of Surrey and has served as a Director since 1981. He served as President of the Company from 1988 until being named CEO in August 1997 Chairman of the Board in September 1997. From 1981 to 1988 he served as Vice-President of the Company. As Chief Executive Officer, he is responsible for overall Company operations. He has been actively involved in and has had primary responsibility for, marketing and product development since becoming President of the Company in 1988. Prior to founding Surrey, John van der Hagen was President and founder of Alpine Oil Company. He attended St. Thomas University in St. Paul, Minnesota. John van der Hagen is the father of Martin van der Hagen and Mark van der Hagen. Mary van der Hagen is his wife.

         MARTIN J. VAN DER HAGEN was elected as a Director and President of Surrey in September 1997. Prior to that time he served as Executive Vice President of the Company. He has been responsible for manufacturing operations, marketing and product development since becoming Vice President in 1988. He joined the Company in 1985 after attending the

      University of Texas and receiving a Bachelor of Arts degree in finance. Martin van der Hagen is the son of John and Mary van der Hagen. Mark van der Hagen is his brother.

         MARY VAN DER HAGEN was elected to the Board of Directors of Surrey in 1981. She has served as Secretary of the Company from 1981 to the present. From 1981 to May 1997, Ms. van der Hagen was employed on a part-time basis by the Company. She resigned from such employment with the Company in May 1997, but continues to serve as a Director and as Secretary. Mary van der Hagen is the wife of John van der Hagen and mother of Martin and Mark van der Hagen.

         BRUCE A. MASUCCI was elected to the Board of Directors of Surrey in September 1997. Mr. Masucci is currently President of Golden Mile Sales Association, Inc. in Framingham, Massachusetts, a position he has held since 1982. Golden Mile is a manufacturers representative, concentrating in the New England states, which currently represents Surrey in that geographic area. Golden Mile has represented the Company for approximately nine years, and receives compensation from Surrey in the form of sales-based commissions in an amount customarily received by other manufacturers representatives who do business with the Company.

         G. THOMAS MACINTOSH was elected to the Board of Directors of Surrey in September 1997. Mr. MacIntosh is a member of the Minneapolis law firm of Mackall, Crounse & Moore, PLC ("MCM"). He practices in general corporate and business law with an emphasis in franchising and distribution law. Prior to joining MCM in October 1993, Mr. MacIntosh was a partner in the Minneapolis law firm of O'Connor & Hannan. He is a graduate of the University of Minnesota Law School. MCM serves as counsel to the Company.

ACTIONS AND COMMITTEES OF THE BOARD OF DIRECTORS

            In 1999, the Board of Directors met once. The Board of Directors has two current standing committees, the Audit Committee and the Compensation Committee. The Audit Committee was formed in September 1997 and the Compensation Committee was formed in March 1999. In 1999, each committee met once. All of the directors attended the one meeting of the Board of Directors, and the meeting of each committee on which they sat, that was held during 1999.

            AUDIT COMMITTEE. The Audit Committee of the Board of Directors is responsible for relations with the Company's independent auditors, for review of internal auditing functions and controls and for review of financial reporting policies to assure full disclosure of financial conditions. Two of the Company's directors who are not employed by the Company, Mr. Masucci and Mr. MacIntosh, serve on the Audit Committee with Mr. Martin van der Hagen.

            COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors has the power to review, evaluate, monitor and determine compensation of employees of the Company including without limitation salaries and bonuses. The members of the Compensation Committee are Mr. Martin van der Hagen, Mr. Masucci and Mr. MacIntosh.

            The Board currently has no nominating or other standing committees and has no current plans to establish additional committees.

COMPENSATION OF DIRECTORS

            Nonemployee directors receive $1,500 for each meeting that they attend and are entitled to reimbursement for lodging and transportation to and from meetings of the Board of Directors. Directors who are employees do not receive any additional cash compensation for their services.

            All directors are eligible to participate in the Company's stock option plans described below. On December 3, 1997, nonemployee directors received an automatic initial grant of options to purchase 6,000 shares at $4.00 per share, which vest over a three-year period. At the current time, options to purchase 4,000 shares of such initial grant have vested and the remaining 2,000 options will vest on December 3, 2000. In addition, in April 1999, the Board adopted an Amendment to the Non-Employee Directors' Stock Option Plan, which Amendment is being presented to the shareholders at the Annual Meeting for approval and adoption. A copy of the Amendment is attached as Exhibit B to this Proxy Statement. (See also Proposal Three.) The Amendment granted to each nonemployee director an additional grant of options to purchase 9,000 shares at $1.82 per share. At the current time, 6,000 options from the April 1999 grant have vested and the remaining 3,000 options will vest December 3, 2000. Each individual that becomes a non-employee director in the future will receive a grant of options to purchase 15,000 shares which will vest over three years.

            In addition to the automatic initial grant, nonemployee directors receive under the Directors' Plan an annual automatic grant of options to purchase 5,000 shares beginning with their fourth year of service. The annual grants vest immediately. Employee directors may be granted options under the Long-Term Incentive Plans described below, at the discretion of the Board of Directors.

            Mary van der Hagen, a non-employee director, is also provided an annual automobile allowance of approximately $17,000.

EXECUTIVE OFFICERS AND KEY EMPLOYEES WHO ARE NOT DIRECTORS

         MARK J. VAN DER HAGEN, 43, was elected Vice President of Finance and Treasurer in September 1997. Prior to that time he served as Vice President. His primary responsibility is overseeing Company finances. He also has held positions in retail sales and marketing since joining the Company in 1991. Prior to joining Surrey, he was a Manager of Account Services for First Bank Systems (now U.S. Bank) in St. Paul, Minnesota from 1988 to 1991, and a Senior Financial Analyst for The Federal Reserve Bank in Minneapolis from 1980 to 1988. Mark van der Hagen attended the Carlson School of Management at the University of Minnesota and received a Bachelor of Science in Business. Mark van der Hagen is the son of John and Mary van der Hagen. Martin van der Hagen is his brother.

         DAVID L. WILLS, 42, has been Plant Manager for the Company since 1985. His primary responsibilities include plant operations, including production, processing and purchasing. He served as a production assistant prior to being promoted to Plant Manager. Mr. Wills supervised production for a midwestern agricultural processing plant before joining Surrey, Inc. in 1981. Mr. Wills attended Western Washington University.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

            The following table sets forth certain information regarding compensation for the fiscal year ended December 31, 1999 and the prior three years earned by or paid to the current Chief Executive Officer and the only other executive officer whose annual compensation exceeded $100,000 (the "Named Executive Officers").

------------------------------------------------------------------------------------------------------------------
                                                                                   Long-Term
                                            Annual Compensation                   Compensation
                                  ---------------------------------------   ------------------------
                                                                                          Securities
                                                             Other Annual   Restricted    Underlying     All Other
  Name and Principal     Fiscal                              Compensation      Stock       Options/    Compensation
       Position           Year     Salary ($)    Bonus ($)      ($)(1)      Award(s)($)     SARs(#)         ($)
-------------------------------------------------------------------------------------------------------------------
John B. van der Hagen,    1999    $175,000(2)    $25,000(3)     $17,000         ---           ---           ---
Chairman and CEO          -----------------------------------------------------------------------------------------
                          1998    $125,000(2)       ---         $17,000         ---           ---           ---
                          -----------------------------------------------------------------------------------------
                          1997    $125,000       $25,000        $17,000         ---         50,000          ---
-------------------------------------------------------------------------------------------------------------------
Martin van der Hagen,     1999    $175,000(2)    $25,000(3)      $6,000         ---           ---           ---
President                 -----------------------------------------------------------------------------------------
                          1998    $125,000(2)       ---          $6,000         ---           ---           ---
                          -----------------------------------------------------------------------------------------
                          1997    $83,000        $25,000         $6,000         ---         75,000          ---
-------------------------------------------------------------------------------------------------------------------

      -----------------------

      (1)   Represents automobile allowance for such years.

      (2) In addition to the amounts shown in the table for 1998, each officer received $25,000 in 1998 as an advance on 1999 salary. That amount is included in the amounts shown in the table for 1999.

      (3)   A bonus of $25,000 was received by each officer in May 2000.

EMPLOYMENT AGREEMENTS WITH CEO AND PRESIDENT

            The Company entered into an employment agreement with each of John van der Hagen, CEO, and Martin van der Hagen, President, in December 1997 in connection with the Company's initial public offering. Each such agreement provided for a minimum annual base salary as follows: (a) for the year ended December 31, 1998, such base salary was $150,000, provided the Company's gross sales for such year were at least $12 million; and (b) for the year ended December 31, 1999, such base salary was increased to $175,000, provided the Company's gross sales for such year were at least $15 million. The Company did not meet its 1998 gross sales target. As a result, $25,000 paid to each of the CEO and President in 1998 was taken as an advance on their respective 1999 salaries.

            In addition, each such officer is also entitled to a bonus in accordance with Company policy in effect from time to time, if any. In 1999, under the employment agreements, each such officer was entitled to receive a bonus not to exceed $20,000, unless the Company's after tax income exceeds $1,300,000, in which case such officer may receive an additional bonus of $20,000. Each such officer is also entitled to an annual automobile allowance, to participate in the Company's stock option and other benefit plans. A $25,000 bonus for was paid to each officer in March 2000.

            The Company has no written employment agreement with either John van der Hagen or Martin van der Hagen with respect to their 2000 base salary or any bonus for year 2000. The Company has agreed to pay a base salary of $175,000 to each such officer in 2000. In addition, in March 2000, the Company paid a bonus of $25,000 to each of John and Martin van der Hagen. Under the Company's current bank loan, any bonus paid to an executive officer must received written consent of the lender. The Company has requested consent from the lender, Chase Bank.

            The Company does not have employment agreements with any of its other key personnel. However, as part of its effort to expand its marketing and sales force, the Company may enter into employment agreements with employees hired in the future.


LONG-TERM INCENTIVE PLANS

            In September 1997, the Board of Directors and shareholder of the Company adopted the 1997 Long-Term Incentive Plan (the "1997 Plan"), to provide for the granting of stock options and other incentive awards to key employees and employee directors of the Company and reserved 350,000 shares of common stock for issuance under the 1997 Plan. As of March 27, 2000, the Company had granted options to purchase an aggregate of 317,500 shares under the 1997 Plan, 242,000 of which were outstanding.

            In March 2000, the Board of Directors adopted the 2000 Long-Term Incentive Plan (the "2000 Plan"), to provide for the granting of stock options and other incentive awards to any employee of the Company or its Affiliates. (Affiliates is defined as a parent or subsidiary of the Company.) In addition, any director of the Company or any individual who is rendering services to the Company or an Affiliate at the request of the Board of Directors or the President shall be eligible to receive a grant of nonqualified awards. The Company reserved 1,000,000 shares of its common stock for issuance under the 2000 Plan. As of March 27, 2000, no options had been granted under the 2000 Plan.

            At the Annual Meeting the shareholders are being asked to adopt and approve the 2000 Plan, a copy of which is attached to this Proxy Statement as Exhibit A. (See Proposal Two.)

            Either Plan may be administered by a committee of the Board of Directors which consists of a majority of "nonemployee directors," as defined under applicable securities laws, or the full Board acting as a committee (collectively, "Committee"). Both Plans are currently administered by the entire Board acting as the Committee. Eligible persons may receive awards of options to purchase common stock ("Options"), stock appreciation rights ("Stock Appreciation Rights" or "Rights"), restricted stock of the Company ("Restricted Stock"), or performance awards ("Performance Awards"), or any combination thereof, pursuant to the respective Plan. The Committee has the discretion to select eligible individuals to whom awards will be granted and establish the type, price, amount, size and terms of awards, subject in all cases to the provisions of the respective Plan and the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Options, Rights, Restricted Stock and Performance Awards are hereinafter referred to as "Awards."

            Options may be incentive stock options qualified under Section 422 of the Code ("Incentive Stock Options"), options not so qualified ("Nonqualified Stock Options") or a combination of both. The exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of the common stock on the date the option is granted; provided, however, that if the optionee owns 10% or more of the voting rights of all of the Company's stock, the exercise price of an Incentive Stock Option cannot be less than 110% of the fair market value of the common stock on the date the option is granted and the term cannot exceed five years. The Company will not issue any option or warrant with an exercise price of less than 85% of the fair market value of the underlying common stock on the date of grant.

            The following stock options for the purchase of shares of Common Stock are granted and outstanding to employees as of March 27, 2000: (i) under the 1997 Plan, options to purchase 242,000 shares of common stock, at $4.00 per share, had been granted and were outstanding to 12 employees, and (ii) under the 2000 Plan, no options had been granted.

            Except as described below, each of the Options currently outstanding becomes exercisable in five equal installments commencing on the first anniversary of the date of grant. Options granted to John van der Hagen, as a holder of greater than 10% of the voting shares, have an exercise price of 110% of such price, vest over a four year period, and expire at the end of five years. Each of the Options currently outstanding generally provides for forfeiture of any nonvested portion upon termination of employment and expiration of any nonexercised options three months after termination of employment (or one year after the employee's death or disability), and expires on the tenth anniversary of the date of grant.

1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

            In September 1997, the Board of Directors and shareholder of the Company adopted the 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan") to provide for the granting of stock options to directors of the Company who are not employees. These Options do not qualify as incentive stock options under Section 422 of the Code. The Company has reserved 100,000 shares of its common stock for issuance under the Directors' Plan.

            The Directors' Plan was amended (the "Amendment") by the Board of Directors in April 1999. The Amendment, a copy of which is attached this to Proxy Statement as Exhibit B, is being presented to the shareholders at the Annual Meeting for adoption and approval. (See Proposal Three.)

            The Directors' Plan is administered by the Company's Board of Directors as a whole. The Directors' Plan, as amended, provides that nonemployee directors receive, upon initial election to the Board, an automatic, nondiscretionary grant of 15,000 options to purchase common stock, vesting over a three year period. In addition, upon election to a fourth and each subsequent term, each nonemployee director receives an automatic annual grant of options to purchase 5,000 shares, which are immediately exercisable. Each option specifies the expiration date, which may not exceed ten years from the date the option is granted. The exercise price of an option cannot be less than 100% of the fair market value of the common stock on the date the option is granted.

            Stock options for the purchase of 6,000 shares of common stock were granted to each of three nonemployee directors effective as of December 3, 1997, to vest over a three-year period. Currently, options to purchase 4,000 shares of common stock of each such grant have vested and the remaining 2,000 options vest on December 3, 2000. The exercise price of the initial options is $4.00 per share.

            The Amendment granted, in addition to the 1997 grants, to each nonemployee director an additional grant of options to purchase 9,000 shares at $1.82 per share. At the current time, 6,000 options from the April 1999 grant have vested and the remaining 3,000 options will vest December 3, 2000. As stated above, each individual that becomes a non-employee director in the future will receive a grant of options to purchase 15,000 shares which will vest over three years.

            Each of the options generally provides for forfeiture of any nonvested portion if such holder ceases to be a director and expiration of any nonexercised option three months after an optionee ceases to be a director (or one year after the director's death), and expires on the tenth anniversary of the date to grant.

            In addition, the 2000 Plan which is being adopted by the shareholders at the Annual Meeting (see Proposal Two) provides for the discretionary grant of options to any director of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth as of March 17, 2000, certain information with respect to the beneficial ownership of the common stock (i) by each person who is known by the Company to beneficially own more than five percent (5%) of the outstanding common stock, (ii) by each of the Company's Named Executive Officers and each director and nominee, and (iii) by all current executive officers, directors and nominees as a group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares shown.

                                                     Shares         Percent
                                                  Beneficially         of
         Name and Address(1)                          Owned         Class(7)
         -------------------                      ------------      --------

         John B. van der Hagen                      920,727(2)        36.7%

         Martin J. van der Hagen                    237,500(3)         9.5%

         Mary van der Hagen                         920,727(2)        36.7%

         Bruce A. Masucci
            Golden Mile Sales
               Associates, Inc.
            225 Worcester Road
            Framingham, MA 01701                     11,000(4)            *

         G. Thomas MacIntosh
            Mackall, Crounse & Moore, PLC
            1400 AT&T Tower
            901 Marquette Avenue
            Minneapolis, MN 55402                    10,000(5)            *

         All directors and executive officers
         as a group (6 persons)                   1,234,227(6)        47.9%


         * Less than 1%.


      ----------------------

(1) Unless otherwise noted, the business address of each person listed above is at the Company, 13110 Trails End, Leander, Texas 78641.

(2) Includes 884,727 shares, 1,000 Warrants to purchase Common Stock, and 35,000 options which are currently exercisable and owned as joint tenants by John and Mary van der Hagen. Of these 35,000 options, 29,000 are exercisable at $4.00 per share and 6,000 at $1.82 per share. Excludes 27,000 options at $4.00 per share and 3,000 options are $1.82 which are not currently exercisable.

(3) Includes 207,500 shares and 30,000 options which are currently exercisable at $4.00 per share. Excludes 45,000 options at $4.00 per share which are not currently exercisable.

(4) Includes 1,000 shares and 10,000 options which are currently exercisable, 4,000 at $4.00 per share and 6,000 at $1.82 per share. Excludes 5,000 options which are not currently exercisable.

(5) Represents 10,000 options which are currently exercisable, 4,000 at $4.00 per share and 6,000 at $1.82 per share. Excludes 5,000 options which are not currently exercisable.

(6) Includes1,128,227 shares, 1,000 Warrants that are currently exercisable and 105,000 options that are currently exercisable. Excludes 115,000 options that are not currently exercisable.

(7) Applicable ownership is based on 2,472,727 shares outstanding as of March 17, 2000, together with exercisable options and Warrants for such holder.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

GUARANTEE BY OFFICER

            John van der Hagen, Chief Executive Officer and a Director of the Company, has personally guaranteed payments by the Company under its lease line of credit with Key Corporation Capital Inc. and certain other of the Company's capital leases, as described in the Company's Annual Report. Payments under the Key Corporation Capital lease line are approximately $24,000 per month.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            The Company's directors, its executive officers and any persons holding more than 10% of outstanding common stock are required to file reports concerning their initial ownership of common stock and any subsequent changes in that ownership. The Company believes that the filing requirements for the last fiscal year were satisfied; however, Mark van der Hagen did not timely file a Form 5 with respect to 1999 but the filing has now been made. In making this disclosure, the Company has relied on the written representations of its directors, executive officers and beneficial owners of more than 10% of Common Stock and copies of the reports that they have filed with the Securities and Exchange Commission.


                                  PROPOSAL TWO


                          ADOPTION AND APPROVAL OF THE
                   2000 LONG-TERM INCENTIVE PLAN FOR EMPLOYEES

BACKGROUND

         In 1997, the Board of Directors and the shareholder of the Company adopted the 1997 Long-Term Incentive Plan (the "1997 Plan") to provide for the granting of stock options and other incentive awards to key employees and employee directors of the Company. The Company reserved 350,000 shares of its Common Stock for issuance under the 1997 Plan.

         As of March 27, 2000, stock options for the purchase of 317,500 shares of Common Stock had been granted, of which 242,500 were outstanding to 12 employees and employee directors of the Company, as set forth on the table entitled "Security Ownership of Certain Beneficial Owners and Management" herein. The exercise price of each such option, $4.00, was set in connection with the Company's IPO as the market value of the Common Stock at the time of issuance.

         On March 6, 2000, the Board of Directors adopted, subject to approval by the shareholders of the Company, the Surrey, Inc. 2000 Long-Term Incentive Plan (the "2000 Plan"). The Company has reserved for issuance pursuant to the terms of the 2000 Plan 1,000,000 shares of its Common Stock.

         A COPY OF THE 2000 PLAN IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT
A.

         The 2000 Plan is slightly broader than the 1997 in that it provides for the grant of incentive stock options and other awards to any employee of the Company or its Affiliates (which is defined as a parent or subsidiary corporation with respect to the Company), as well as to any director of the Company or any individual who is rendering services to the Company or an Affiliate at the request of the Board of Directors or the President. Only employees, however, may received incentive awards.

         The 2000 Plan, and any grants thereunder made after March 6, 2000 and prior to approval by the shareholders, are contingent upon such approval and will be null and void if not so approved. As of March 27, 2000, no options had been granted under the 2000 Plan.

         The 2000 Plan is administered by a committee (the "Committee"), which shall consist of the Company's Board of Directors or not less than two members of the Board, each of whom is a "nonemployee director" within the meaning of Rule 16b-3(a)(3) under the Securities Exchange Act of 1934. Currently, the entire Board of Directors acts as the Committee.

         Eligible individuals may receive awards of options to purchase common stock ("Options"), stock appreciation rights ("Stock Appreciation Rights" or "Rights"), restricted stock of the Company ("Restricted Stock"), or performance awards ("Performance Awards"), or any combination thereof, pursuant to the 2000 Plan. The Committee has the discretion to select eligible individuals to whom awards will be granted and establish the type, price, amount, size and terms of awards, subject in all cases to the provisions of the 2000 Plan and the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Options, Rights, Restricted Stock and Performance Awards are hereinafter referred to as "Awards."

            Options may be incentive stock options qualified under Section 422 of the Code ("Incentive Stock Options"), options not so qualified ("Nonqualified Stock Options") or a combination of both. The exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of the common stock a the time the option is granted; provided, however, that if the optionee owns 10% or more of the voting rights of all of the Company's stock, the exercise price of an Incentive Stock Option cannot be less than 110% of the fair market value of the common stock on the date the option is granted and the term cannot exceed five years. The Company has agreed not to issue any option or warrant with an exercise price of less than 85% of the fair market value of the underlying common stock on the date of grant.

         Each option becomes exercisable at the time and on the conditions established by the Committee, and expires no later than the tenth anniversary of the date of grant.

         The Board of Directors believes that in order to continue to provide appropriate incentives to current employees and to be able to compete in attracting qualified employees and consultants in the future, it is in the best interests of the Company to ratify and approve the 2000 Plan. Consequently, the Board recommends a vote in favor of the 2000 Plan.

         Upon approval of the 2000 Plan, the Company intends to register the shares of Common Stock subject to both the 1997 Plan and the 2000 Plan on Form S-8 with the Securities and Exchange Commission.


VOTE REQUIRED

            The affirmative vote of not less than a majority of the common stock represented either in person or by proxy and entitled to vote at the meeting will be required to adopt and approve the 2000 Plan.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION AND APPROVAL OF THE 2000 LONG-TERM INCENTIVE PLAN.

                                 PROPOSAL THREE

             ADOPTION AND APPROVAL OF AMENDMENT TO 1997 NON-EMPLOYEE
                          DIRECTORS' STOCK OPTION PLAN

            In April 1999, the Board of Directors adopted an amendment (the "Amendment") to the Non-Employee Directors' Stock Option Plan ("Directors Plan"), which is being presented to the shareholders at the Annual Meeting for approval and adoption.

                  A COPY OF THE AMENDMENT TO THE DIRECTORS PLAN IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT B.

            Prior to the Amendment, each nonemployee was to receive an initial automatic grant of options to purchase 6,000 shares of common stock, which would vest over three years, and an automatic annual grant of 2,000 options upon their election to a fourth and each subsequent term. The Amendment increased the automatic initial grant to 15,000 options, vesting over three years, with an annual automatic grant in the fourth and each subsequent year of 5,000 options, which vest immediately.

            In addition, the Amendment provided a one time grant to the nonemployee director members of the current Board to increase their option holdings to the 15,000 now being provided by the Directors Plan.. The Amendment granted to each nonemployee director, in addition to the 1997 grant, options to purchase 9,000 shares at $1.82 per share, which vest 3,000 in April 1999, 3,000 in December 1999 and 3,000 on December 3, 2000. After giving effect to the Amendment, each current nonemployee director, each of who has served continuously since December 1997, has 15,000 options to purchase common stock, 10,000 of which are vested (4,000 at $4.00 per share and 6,000 at $1.82 per share) and an additional 5,000 of which will vest on December 3, 2000 (2,000 at $4.00 per share and 3,000 at $1.82 per share). Each such director will also receive an annual grant of 5,000 options beginning with their reelection in 2001. Each individual that becomes a nonemployee director in the future will receive a grant of options to purchase 15,000 shares which will vest over three years.

            The Board of Directors determined, after discussion, that its grant of options to nonemployee directors should be increased to a minimum of 5,000 options per year of service as part of a plan to attract and retain qualified nonemployee Board members. Consequently, the Board recommends a vote to approve the Amendment.

VOTE REQUIRED

            The affirmative vote of not less than a majority of the common stock represented either in person or by proxy and entitled to vote at the meeting will be required to adopt and approve the Amendment to the Directors Plan.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.


                                  PROPOSAL FOUR

              RATIFICATION AND APPOINTMENT OF INDEPENDENT AUDITORS

            During 1999, the Board of Directors retained the firm of Grant Thornton, LLP as independent public auditors to audit the books, records and accounts of the Company for the fiscal year ended December 31, 1999. The Board has also appointed such firm to audit the accounts of the Company for the fiscal year ending December 31, 2000.

            Representatives of Grant Thornton, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders.

VOTE REQUIRED

            The affirmative vote of not less than a majority of the common stock represented either in person or by proxy and entitled to vote at the meeting will be required to ratify the appointment of the independent auditors.

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON, LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2000.


                            PROPOSALS OF SHAREHOLDERS

                  Pursuant to Rule 14a-8 of the Securities and Exchange Commission ("SEC"), any shareholder wishing to have a proposal considered for inclusion in the Company's proxy solicitation material for the 2001 Annual Meeting of Shareholders must set forth such proposal in writing and file it with the Secretary of the Company no later than November 27, 2000. Pursuant to SEC Rule 14a-4(c)(1), any shareholder wishing to have a proposal considered at the 2001 Annual Meeting of Shareholders, but not submitted for inclusion in the Company's proxy solicitation material, must set forth such proposal in writing and file it with the Secretary of the Company no later than February 14, 2001 and failure to notify the Company by such date would allow the Company's proxies to use their discretionary voting authority when the proposal is raised at the Annual meeting (to vote for or against the proposal) without any discussion of the matter in the proxy materials.


                             FINANCIAL INFORMATION;
                          ANNUAL REPORT ON FORM 10-KSB

            The Company's 2000 Annual Report to Shareholders, including but not limited to the balance sheets as of December 31, 1999 and December 31, 1998 and the related consolidated statements of operations, shareholders' equity and cash flows for the two years ended December 31, 1999, accompanies these materials. A copy of the 2000 Annual Report to Shareholders may be obtained without charge upon request. In addition, the Company will provide without charge to any shareholder solicited hereby, upon written request of such shareholder, a copy of its 2000 Annual Report on Form 10-KSB filed with the SEC. Requests should be directed to the Chief Financial Officer, Surrey, Inc., 13110 Trails End Road, Leander, Texas 78641.

                                  OTHER MATTERS

            At the date of this Proxy Statement, the Board of Directors knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies received by the Company in accordance with their judgment on such matters.



                                      By Order of the Board of Directors

                                      Mark J. van der Hagen
                                      Vice President-Finance and Chief Financial
                                      Officer


March 27, 2000

                                                                       EXHIBIT A
                                  SURREY, INC.

                          2000 LONG-TERM INCENTIVE PLAN

            The purpose of the SURREY, INC. 2000 LONG-TERM INCENTIVE PLAN (the "Plan") is to promote the growth and profitability of SURREY, INC. (the "Company") and its affiliates by providing its employees, directors, and others with an incentive to achieve long-term corporate objectives, to attract and retain executives of outstanding competence, and to provide its executives with an equity interest in the Company.

      1. Stock Subject to Plan.

            a. Aggregate Limit. An aggregate of 1,000,000 shares (the "Shares") of the common stock, no par value, of the Company ("Company Stock") may be subject to awards granted under the Plan. Such Shares may be authorized but unissued Company Stock or authorized and issued Company Stock that has been acquired by the Company. Except to the extent otherwise provided in paragraph 6.b., Shares that are forfeited, and Shares that are subject to an award which expires or is canceled, shall be available for reissuance under the Plan.

            b. Individual Limit. Not more than 100,000 Shares may be subject to awards granted to any individual during any calendar year. If an award granted to an individual is canceled, the canceled award will continue to be counted against the maximum number of shares for which awards may be granted to that individual. If, after grant, the exercise price of a stock option is reduced, the reduction shall be treated as a cancellation of the option and the grant of a new option for purposes of this paragraph.

      2. Administration.

            a. Committee. The Plan shall be administered by a committee (the "Committee") consisting of the Board of Directors of the Company (the "Board"), or of not less than two members of the Board each of whom is a "nonemployee director" within the meaning of Rule 16b-3(a)(3) under the Securities Exchange Act of 1934 (the "Exchange Act"). To the extent feasible, at any time when the Company is registered under Section 12 of the Exchange Act, each member of the Committee shall be an "outside director" within the meaning of Section 162(m)(4)(C)(i) of the Internal Revenue Code of 1986 (the "Code") and regulations thereunder.

            b. Powers and Duties. The Committee shall have sole discretion and authority to:
                  i. adopt rules and regulations governing the administration of the Plan;

                  ii. select eligible individuals to whom awards will be granted;

                  iii. determine the type, price, amount, size, and terms of awards;

                  iv.   determine when awards will be granted;

                  v. determine whether restrictions will be placed on Shares purchased pursuant to an option or issued pursuant to an award;

and make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations need not be uniform, and may be made by it selectively among persons who are eligible to receive awards, whether or not such persons are similarly situated. All interpretations, decisions, or determinations made by the Committee shall be final and conclusive.

      3. Eligibility. Any employee of the Company or its Affiliates shall be eligible to receive awards under the Plan. In addition, any director of the Company, and any individual (other than a director of the Company) who is not an employee of the Company or an Affiliate and who is rendering services to the Company or an Affiliate at the request of the Board of Directors or the President of the Company, shall be eligible to receive awards of nonqualified stock options, stock appreciation rights, restricted stock, or performance awards under the Plan. An "Affiliate" is any corporation that is a "parent corporation" or a

"subsidiary corporation" with respect to the Company, as determined under Sections 424(e) and (f) of the Code.

      4. Awards. The Committee may make awards in the form of stock options, stock appreciation rights, restricted stock, performance awards, or any combination thereof.

      5. Stock Options. A stock option shall entitle the optionee, upon exercise, to purchase Shares at a specified price during a specified period. Stock options may be "Incentive Stock Options" within the meaning of Section 422 of the Code, options which do not qualify as Incentive Stock Options ("Nonqualified Options"), or a combination of Incentive Stock Options and Nonqualified Options. Stock options shall be subject to the following requirements:

            a. Type of Option. Each option shall be identified as an Incentive Stock Option or a Nonqualified Option. If a combination of Incentive Stock Options and Nonqualified Options are granted in a single award, the agreement evidencing the award shall specify the extent to which the options are Incentive Stock Options and the extent to which they are Nonqualified Options.

            b. Term. No option shall be exercisable more than ten years after the date it is granted.

            c. Payment. The purchase price of Shares subject to an option shall be payable in full when the option is exercised. Payment may be made in cash, in shares of Common Stock having a fair market value on the date of exercise which is equal to the option price, by directing the Company to withhold from the Shares that would otherwise be issued upon exercise a number of Shares having a fair market value on the date of exercise which is equal to the exercise price, or by any combination of the foregoing, subject to such terms and conditions as the Committee deems necessary or appropriate. The Committee, in its discretion, may also establish, or cooperate with an optionee who participates in, a cashless exercise program of a broker or other agent, under which: (i) all or part of the Shares received upon exercise of an option are sold through the broker or other agent; or (ii) the broker or other agent makes a loan to such optionee.

            d. Incentive Stock Options. An Incentive Stock Option shall be subject to the following additional requirements:

                  i. The purchase price of Shares subject to the option shall not be less than the fair market value of the Shares at the time the option is granted, as determined in good faith by the Committee.

                  ii. The fair market value (determined at the time the option is granted) of all Shares with respect to which Incentive Stock Options first become exercisable during any calendar year, under this Plan or any other plan of the Company or an Affiliate, shall not exceed $100,000.

                  iii. If the optionee owns 10% or more of the total combined voting power of all classes of stock of the Company or an Affiliate at the time the option is granted, the purchase price of Shares subject to the option shall not be less than 110% of their fair market value on the date the option is granted, and the option may not be exercised more than five years after the date it is granted. The rules of Section 424(d) of the Code shall apply in determining the stock ownership of any optionee.

                  iv. The option shall not be transferable except to the extent permitted by the agreement evidencing the option. An Incentive Stock Option agreement may only permit the option to be transferred by will or the laws of descent and distribution, and an Incentive Stock Option may not be exercised during the optionee's lifetime by anyone other than the optionee.

Subject to the foregoing, options may be made exercisable in one or more installments, upon the happening of certain events, or upon such other terms and conditions as the Committee shall determine.

      6. Stock Appreciation Rights. A stock appreciation right shall entitle the holder, upon exercise, to receive a payment equal to the amount by which the fair market value of one Share on the date the right is exercised exceeds the "base amount" established by the Committee on the date the right is granted. Stock appreciation rights shall be subject to the following requirements:

            a. Type of Right. Stock appreciation rights may be granted in tandem with an option or as "freestanding" rights.

            b. Tandem Rights. Stock appreciation rights granted in tandem with an option shall become nonexercisable upon exercise of the option, and an option granted in tandem with stock appreciation rights shall become nonexercisable upon the exercise of the rights. Shares subject to an option which becomes nonexercisable by virtue of the exercise of a tandem right shall not be available for subsequent awards under the Plan.

            c. Term. No stock appreciation right shall be exercisable more than ten years after the date it is granted.

            d. Payment. The amount payable upon the exercise of a stock appreciation right may be paid in cash, in shares of Company Stock having a fair market value which is not more than the amount payable on the date of exercise, or in a combination of cash and such shares, as the Committee shall determine.

            e. Rights Not Transferable. A stock appreciation right shall not be transferable except to the extent permitted by the agreement evidencing the right.

            f. Rights In Tandem With ISOs. Stock appreciation rights granted in tandem with an Incentive Stock Option shall be subject to the following additional requirements:

                  i. The base amount of the rights shall not be less than the purchase price of the Shares subject to the option.

                  ii. The rights may be exercised only when the fair market
            value of the Shares subject to the rights exceeds the purchase price of the Shares subject to the option.

                  iii. The rights may be exercised only when, and to the extent, the option may be exercised.

                  iv. The rights may be transferred only when the option may be transferred.

                  v. The amount payable upon exercise of the rights shall not exceed the difference between the fair market value of the Shares subject to the right and the purchase price of the Shares subject to the option.

Subject to the foregoing, stock appreciation rights may be made exercisable in one or more installments, upon the happening of certain events, or upon such other terms and conditions as the Committee shall determine.

      7. Restricted Stock. Restricted stock awards shall entitle the holder to receive Shares subject to forfeiture if specified conditions are not satisfied at the end of a restricted period. Restricted stock awards shall be subject to the following requirements:

            a. Restricted Period. The Committee shall establish a restricted period during which the holder will not be permitted to sell, transfer, pledge, encumber, or assign the Shares subject to the award. Within these limits, the Committee may provide for the lapse of restrictions in installments, upon the occurrence of certain events, or upon such other terms and conditions as the Committee deems appropriate. Any attempt by a holder to dispose of restricted Shares in a manner contrary to the applicable restrictions shall be void, and of no force or effect.

            b. Rights During Restricted Period. Except to the extent otherwise provided herein or under the terms of a restricted stock agreement, the holder of restricted Shares shall have all of the rights of a stockholder in the Company with respect to the restricted Shares, including the right to vote the Shares and to receive dividends and other distributions. However, all stock dividends, stock rights, and stock issued upon split-ups or reclassifications of Shares shall be subject to the same restrictions as the Shares with respect to which they are issued, and may be held in custody as provided below until the restrictions have lapsed.

            c. Forfeitures. Except to the extent otherwise provided in a restricted stock agreement, restricted Shares shall be forfeited to the Company, and all rights of the holder with respect to such Shares shall terminate, if the holder shall cease to be an employee of the Company and its Affiliates or if any condition established by the Committee for the release of any restriction shall not have occurred prior to the end of the restricted period.

            d. Custody. The Committee may provide that certificates evidencing restricted Shares shall be held in custody by a bank or other institution, or by the Company or an Affiliate, until the restrictions have lapsed. The Committee may also require the holder of restricted Shares to deliver a stock power to the Company, endorsed in blank, relating to the restricted Shares.

            e. Certificates. A recipient of restricted Shares shall be issued a certificate or certificates evidencing such Shares. Such certificates shall be registered in the name of the recipient, and shall bear a legend which shall be in substantially the following form:

            "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Surrey, Inc. 2000 Long-Term Incentive Plan and a Restricted Stock Agreement entered into between the registered owner and Surrey, Inc. Copies of such Plan and Agreement are on file in the offices of Surrey, Inc., 1311 Trails End Road, Leander, Texas 78641."

      8. Performance Awards. Performance awards shall entitle the recipient to receive future payments of cash or distributions of Shares upon the achievement of long-term performance goals. Performance awards shall be subject to the following requirements:

            a. Performance Period. The Committee shall establish a performance period of not more than five years.

            b. Amount of Awards. The Committee shall establish a value for each performance award, which may be expressed in terms of specified dollar amounts or a specified number of Shares. Such value may be fixed or variable in accordance with criteria specified by the Committee at the time of the award.

            c. Performance Objectives. The Committee shall establish performance objectives to be achieved during the performance period, determining the extent to which an employee will be entitled to distributions with respect to the award.

            d. Performance Measures. Performance objectives may relate to corporate, subsidiary, unit, or individual performance, or any combination thereof, and may be established in terms of growth in gross or net earnings, earnings per share, ratio of earnings to equity or assets, Share value, or such other measures as the Committee shall determine. Multiple objectives may be used which have the same or different weighting, and the objectives may relate to absolute performance or to relative performance measured against other companies, subsidiaries, units, or individuals.

            e. Adjustments. Prior to the end of a performance period, the Committee may adjust previously established performance objectives to reflect major unforeseen events such as changes in applicable laws, regulations, or accounting practices; mergers, acquisitions, or divestitures; or other unusual or non-recurring events.

            f. Distributions with Respect To Awards. Following the end of a performance period, the Committee shall determine the extent to which the performance objectives for such period have been achieved and the amounts, if any, that are payable with respect to performance awards for that period. Such amounts may be paid in cash or in Shares (based on their fair market value at the time of the payment), or in any combination of cash and Shares, as the Committee shall determine. Payments may be made in a lump sum or in installments, and shall be subject to such vesting, deferral, or other terms and conditions as the Committee may determine.

            g. Nontransferability. A performance award shall not be assignable or transferable except to the extent permitted by the agreement evidencing the award.

      9. Agreements. Each award shall be evidenced by an agreement setting forth the terms and conditions upon which it is granted. Multiple awards may be evidenced by a single agreement. Subject to the limitations set forth in the Plan, the Committee may, with the consent of the person to whom an award has been granted, amend an agreement to modify the terms or conditions of any award.

      10. Adjustments. If there is a change in the outstanding Shares of Company Stock by reason of a stock dividend or split, recapitalization, reclassification, combination, or exchange of Shares, or by reason of a similar corporate change, the Committee may adjust the number of Shares subject to an award, the option price or value of an award, the maximum number of Shares subject to this Plan, or the maximum number of Shares subject to an award, as may be appropriate to reflect the nature of the change. Any such adjustments shall be conclusive and binding for all purposes of this Plan.

      11. Merger, Consolidation, Etc. Subject to the provisions of the agreement evidencing an award, if the Company becomes a party to a corporate merger, consolidation, major acquisition of property for stock, spinoff, reorganization, or liquidation, the Board may make any arrangement it deems advisable with respect to outstanding awards, in the number of Shares subject to this Plan, and in the number of Shares subject to awards to any individual. Such an arrangement may include, but shall not be limited to, the substitution of new awards for awards then outstanding, the assumption of any award, and the termination of any award. Any such arrangements shall be conclusive and binding for all purposes of this Plan.

      12. Indemnification. Each member of the Committee and the Board shall be indemnified by the Company against any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him as a result of any claim, action, suit, or proceeding in which he may be involved by reason of any action taken or omitted under this Plan; provided, such person gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which any person may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise.

      13. Rights as Stockholder. Except to the extent otherwise specifically provided herein, the recipient of an award shall have no rights as a stockholder with respect to Shares sold or issued pursuant to the Plan until certificates for such Shares have been issued to such person.

      14. General Restrictions. Each award granted pursuant to the Plan shall be subject to the requirement that if, in the opinion of the Committee:

            a. the listing, registration, or qualification of any Shares related thereto upon any securities exchange or under any state or federal law;

            b. the consent or approval of any regulatory body; or

            c. an agreement by the recipient with respect to the disposition of any such Shares;

is necessary or desirable as a condition of the issuance or sale of such Shares, such award shall not be consummated unless and until such listing, registration, qualification, consent, approval, or agreement is effected or obtained in form satisfactory to the Committee.

      15. Employment Rights. Nothing in this Plan, or in any agreement entered into under the Plan, shall confer upon any employee the right to continue in the employ of the Company or its Affiliates, or affect the right of the Company or any Affiliate to terminate an employee's employment at any time, with or without cause. In addition, nothing in this Plan, or in any agreement entered into under the Plan, shall confer upon any individual who is rendering services to the Company or an Affiliate other than as an employee the right to continue to render such services, or affect the right of the Company or any Affiliate to terminate such services at any time, with or without cause.

      16. Withholding. If the Company proposes or is required to issue Shares pursuant to the Plan, it may require the recipient to remit to it, or withhold from such award or from the recipient's other compensation, an amount sufficient to satisfy any tax withholding requirements prior to the delivery of certificates for the Shares.

      17. Amendments. The Board may at any time, and from time to time, amend the Plan in any respect, except that no amendment:

            a. increasing the number of Shares available for issuance or sale pursuant to the Plan (other than as permitted by paragraphs 10 and 11); or

            b. changing the classification of individuals eligible to participate in the Plan or the definition of an Affiliate; shall be made without stockholder approval.

      18. Contingent Awards. Any award granted under the Plan prior to the date on which the Plan is approved by the Company's stockholders shall be contingent upon such approval. If stockholder approval is not received within 12 months after the date on which this Plan is adopted by the Board, such award shall be void and of no force or effect.

      19. Stockholder Approval. The approval of the Plan or any amendment by the Company's stockholders must comply with all applicable provisions of the Company's charter, bylaws, and applicable state law prescribing the method and degree of stockholder approval required for granting awards of the type provided under the Plan. Absent any such prescribed method and degree of stockholder approval, the Plan or such amendment must be approved by a simple majority vote of stockholders voting, either in person or by proxy, at a duly held stockholders' meeting.

      20. Duration. No awards shall be granted under the Plan after the earlier of: (a) the date the Plan is terminated by the Board; or (b) the tenth anniversary of the date the Plan was first approved by the Board.

      21. Compliance with Section 16(b). In the case of individuals who are subject to Section 16 of the Exchange Act, the Company intends that the Plan and any award granted under the Plan satisfy the applicable requirements of Rule 16b-3. If a provision of the Plan or any award would otherwise conflict with such intent, that provision, to the extent possible, shall be interpreted so as to avoid the conflict. To the extent of any remaining irreconcilable conflict with such intent, the provision shall be deemed void as applied to individuals who are subject to Section 16 of the Exchange Act.

      22. Effective Date of Plan. The Plan was initially adopted by the Board of Directors on March 6, 2000.

                                                                       EXHIBIT B

                                 AMENDMENT NO. 1
                                       TO

                                  SURREY, INC.
                 1997 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN



            Reference is hereby made to that certain 1997 Non-Employee Directors' Stock Option Plan ("Plan") of Surrey, Inc., adopted by the Board of Directors and approved by the shareholders of the Company and effective September 9, 1997.

I. Section 3 of the Plan is amended to be and read in its entirety as follows:

            "3.   Eligibility. Subject to the limitations of paragraph 1:

            a. Initial Grants. Each individual who is a Non-Employee Director on April 13, 1999 [the date on which this amendment to the Plan is adopted by the Board] shall be granted, in addition to the option to purchase 6,000 Shares currently outstanding and granted in 1997, a stock option under the Plan to purchase 9,000 Shares effective on April 13, 1999. Each individual who first becomes a Non-Employee Director after April 13, 1999 shall receive a stock option under the Plan to purchase 15,000 Shares. Each such option granted under the Plan shall entitle the optionee, upon exercise, to purchase Shares upon the terms and conditions set forth in paragraph 4.

            b. Annual Grants. Each Non-Employee Director who is re-elected by the shareholders to a fourth or subsequent term as a director, shall receive additional options under the Plan upon such re-election. Each such additional option shall entitle the optionee, upon exercise, to purchase 5,000 Shares.

                  Notwithstanding the foregoing, if the number of Shares available for issuance pursuant to paragraph 1 on any date is less than the aggregate number of Shares for which options are to be granted on such date, then the number of Shares for which options are granted to each director on such date shall be reduced, pro rata, until the aggregate number of Shares for which options are to be granted equals the number of Shares then available for issuance."

II. Section 4(a) of the Plan is amended to be and read in its entirety as follows:

            "a.   Grant Dates.

            (1) Initial Grants. The initial options, each to purchase 6,000 Shares, granted under paragraph 3.a. to an individual who was a Non-Employee Director on the date on which the Plan was adopted by the Board, were granted as of December 3, 1997, the date on which the Registration Statement on Form SB-2 became effective with the Securities and Exchange Commission with respect to the initial public offering of the Common Stock of the Company. An option granted under paragraph 3.a. to an individual who was a Non-Employee Director on April 13, 1999 [the date on which this amendment to the Plan was adopted by the Board] shall be granted as of April 13, 1999. An option granted under paragraph 3.a. to an individual who first becomes a Non-Employee Director after April 13, 1999 shall be granted as of the date on which the individual first becomes a Non-Employee Director. Each such date is referred to as a "Grant Date.

            (2) Annual Grants. An option granted under paragraph 3.b. shall be automatically granted upon the re-election of such Non-Employee Director to the Board by the shareholders of the Company. Each such date is referred to as a "Grant Date."

III. Section 4(c)(1) of the Plan is amended to be and read in its entirety as follows:

            "c.   Exercise Periods.

            (1) Initial Grants. Except as provided in the following sentence, an option granted pursuant to paragraph 3.a. shall become exercisable with respect to one-third of the Shares subject to the option on the first anniversary of the Grant Date, and with respect to an additional one-third of the Shares subject to the option on each of the next two anniversaries of the Grant Date. Notwithstanding the prior sentence, the initial grant to purchase 9,000 Shares made on April 13, 1999 to each Non-Employee Director on such date shall become exercisable immediately with respect to one-third of the Shares subject to the option, and shall become exercisable with respect to an additional one-third of the Shares subject to the option on each of December 3, 1999 and December 3, 2000."

                                  SURREY, INC.
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       For Annual Meeting of Shareholders
                                   May 2, 2000

The undersigned, revoking all prior proxies, hereby appoints John B. van der Hagen and Martin van der Hagen, or either of them, as Proxy or Proxies, with full power of substitution and revocation, to vote all shares of stock of Surrey, Inc. standing of record in the name of the undersigned at the close of business on March 17, 2000 at the Annual Meeting of Shareholders to be held on May 2, 2000, or at any adjournment thereof, upon the following matters:

1. Election of the following five (5) nominees as directors: John B. van der Hagen, Martin van der Hagen, Mary van der Hagen, Bruce Masucci and G. Thomas MacIntosh.

      (FOR ALL      (WITHHELD FOR      FOR ALL NOMINEES EXCEPT THE FOLLOWING:
      NOMINEES)     ALL NOMINEES)      (MARK NO BOX AND WRITE THE NAME(S) OF THE
                                       NOMINEE(S) WITHHELD IN THE SPACE PROVIDED
         [ ]             [ ]           BELOW.)

--------------------------------------------------------------------------------

2. Approval and adoption of the 2000 Long-Term Incentive Plan, as set forth in the Proxy Statement.

         FOR           AGAINST         ABSTAIN
         [ ]             [ ]             [ ]

--------------------------------------------------------------------------------

3. Approval and adoption of the Amendment to the 1997 Non-Employee Directors' Stock Option Plan.

         FOR           AGAINST         ABSTAIN
         [ ]             [ ]             [ ]

--------------------------------------------------------------------------------

4. Ratification of appointment of Grant Thornton, LLP as independent auditors for fiscal year 2000.

         FOR           AGAINST         ABSTAIN
         [ ]             [ ]             [ ]

      In their discretion the Proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

                     (Please sign and date on reverse side)
--------------------------------------------------------------------------------

                           (continued from other side)

Please mark, date, sign and mail this proxy promptly in the enclosed envelope.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTORS AND FOR PROPOSALS 2, 3, AND 4.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders of Surrey, Inc. and the proxy statement furnished therewith dated March 27, 2000.

                                    Dated: ______________________, 2000.


                                    ____________________________________


                                    ____________________________________
                                                  Signature

                                    Please sign your name exactly as it appears to the left. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.


                                      -2-